PNC LONG-SHORT TEDI FUND LLC

Supplement dated April 30, 2010

to the Prospectus dated August 3, 2009

THIS SUPPLEMENT CONTAINS IMPORTANT CHANGES TO THE INFORMATION CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

A) Effective July 1, 2010, the first paragraph under the section entitled “Investment Objective” on page 16 of the prospectus is substituted in its entirety by the following:

The Fund’s, the Offshore Fund’s and Master Fund’s investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of an equity-oriented, multi-manager, diversified investment philosophy.

B) Effective July 1, 2010, the second paragraph of the section entitled “Investment Strategies and Related Risk” on page 27 of the prospectus is substituted in its entirety by the following:

Although the Adviser intends to focus the Master Fund’s portfolio with Investment Managers who focus on global long/short equities and to maintain at least an 80% allocation to long/short equity strategies in the Master Fund portfolio, the Fund and the Master Fund will not otherwise be limited with respect to the types of investment strategies that Investment Managers may employ or the markets or instruments in which they invest. Following are descriptions of certain of the investment strategies utilized by Investment Managers in the general hedged equity, event driven, distressed securities, short-selling, opportunistic/macro and international/emerging markets trading sectors. The Investment Managers may employ other strategies as well. There can be no assurance that the Investment Managers will succeed in any of these strategies.

C) The first full paragraph on page 43 of the prospectus, which follows the list of officers of the Fund, is substituted in its entirety by the following:

The Fund’s Board and the Master Fund’s Board has each formed two committees: an Audit Committee and a Nominating and Compensation Committee. Each Committee is composed of the Fund’s and the Master Fund’s eight Independent Directors, Robert D. Neary, Dorothy A. Berry, Kelley J. Brennan, Richard W. Furst, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, and Jr., John R. Murphy.

D) The last paragraph on page 43 of the prospectus is deleted in its entirety.

E) The first full paragraph on page 59 of the prospectus, under the section entitled “Net Asset Valuation” of the prospectus, is substituted in its entirety by the following:

The net asset value of the Master Fund will equal the value of the total assets of the Master Fund less all of its liabilities, including accrued fees and expenses. The Master Fund’s Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value. The Board is responsible for implementing the procedures and serves as the formal oversight body for the valuation of the Fund’s and Master Fund’s securities. Among other things, the Board is responsible for reviewing the procedures and the Adviser’s methodologies for determining a security’s value, as well as for reviewing other information provided by the Adviser and the Manager’s fair valuation committee regarding valuation determinations. In accordance with the procedures adopted by the Board, fair value as of each fiscal period-end ordinarily will be the value determined as of such fiscal period-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a fiscal period-end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date.